SUPPLEMENT DATED AUGUST 15, 2005

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

This supplement provides information regarding certain portfolio managers (sub-advisers) that provide investment advisory services to the Pacific Select Fund (fund) and changes the fund’s prospectus effective August 15, 2005, unless another effective date is specified below. It gives you information about certain options under your variable annuity contract or variable life insurance policy. This supplement must be preceded or accompanied by the fund’s prospectus dated May 1, 2005. Remember to review the Pacific Select Fund prospectus for other important information.

About the portfolios

The portfolio manager information in the Who manages the portfolio section is changed as follows:

Information in the Blue Chip Portfolio regarding Monika H. Degan is deleted.

Information in the Blue Chip Portfolio regarding Kirk L. Anderson and the first sentence below Mr. Anderson’s information is replaced with the following:

Kirk L. Anderson is a lead portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1994. Mr. Anderson has over 8 years of investment experience, a BA from Texas A&M University and an MS from the University of Houston. As the lead manager, Mr. Anderson generally has final authority over all aspects of the portfolio’s investments, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Anderson may perform these functions, and the nature of these functions, may change from time to time.

Mr. Anderson is assisted by AIM’s Large Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of AIM.

Information in the Technology Portfolio regarding Trent E. Nevills is deleted.

About the portfolio managers

The following information is added to the end of the About the portfolio managers section:

Since 2003, numerous participants in the mutual fund industry have been subject to various inquiries and litigation, including, but not limited to, allegations that industry participants have engaged in or facilitated purchases of shares of mutual funds after the market close (late trading) or abusive frequent trading of fund shares for arbitrage purposes (market timing), and have used mutual fund brokerage resources to reward brokers for the sale of fund shares (directed brokerage). As discussed below, some of the managers have been the subject of formal actions or litigation relating to these matters. None of the proceedings or allegations discussed below relate to Pacific Life, Pacific Select Fund, or any series of Pacific Select Fund. This discussion is based on information provided or in use by each manager, and has not been independently verified by Pacific Life or the fund.

AIM is the manager of the Blue Chip, Aggressive Growth, and Financial Services Portfolios. AIM is a wholly-owned subsidiary of AMVESCAP PLC. In October 2004, AMVESCAP announced that final settlements had been reached with the SEC and certain state regulators to resolve civil enforcement actions and investigations related to allegations of market timing activity and related issues in certain mutual funds in the AMVESCAP family.

In addition to these matters, certain entities in the AMVESCAP family have received federal and state regulatory inquiries for information related to issues including, but not necessarily limited to, market timing, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, revenue sharing, directed brokerage arrangements, and investment in securities of other registered investment companies. Multiple lawsuits, including class actions and shareholder derivative suits, have been filed against certain entities in the AMVESCAP family relating to certain of these issues.

Columbia is the manager of the Technology Portfolio. In February 2005, Columbia announced settlement agreements with the SEC and the New York Attorney General related to allegations of market timing activity in certain mutual funds in the Columbia family. Multiple lawsuits, including class actions and shareholder derivative suits, have been filed against Columbia and certain of its affiliated entities related to issues including, but not necessarily limited to, market timing, failure to file class action claims, valuation of fund portfolio securities, and compensation paid to brokers who sell shares of mutual funds in the Columbia family.

Janus is the manager of the Growth LT and Focused 30 Portfolios. In April 2004, Janus announced agreements in principle with the SEC and certain state regulators related to allegations of market timing and late trading activity in certain mutual funds in the Janus family. In addition to these matters, Janus has received federal and state regulatory inquiries for information related to issues including, but not necessarily limited to, market timing, late trading, disclosure of portfolio holdings, trading by executives in Janus fund shares, revenue sharing, cash and non-cash compensation paid to brokers, trading by Janus investment personnel in portfolio securities owned by certain Janus funds, information provided to the boards of Janus funds in connection with the review and approval of management contracts related to such funds, and distribution and sales arrangements with respect to the Janus funds. Multiple lawsuits, including class actions and shareholder derivative suits, have been filed against Janus and certain of its affiliated entities relating to certain of these issues.

MFS is the manager of the Capital Opportunities and International Large-Cap Portfolios. In February 2004, MFS announced settlement agreements with the SEC and certain state regulators related to allegations of market timing activity in certain mutual funds in the MFS family. In March 2004, MFS announced a settlement agreement with the SEC related to allegations that MFS had preferred brokerage arrangements with certain broker-dealers based on their sales of mutual funds in the MFS family. Multiple lawsuits, including class actions, have been filed against MFS and certain of its affiliated entities alleging market timing, late trading, directed brokerage, and excessive compensation.

PIMCO is the manager of the Managed Bond and Inflation Managed Portfolios. PIMCO and certain of its affiliated entities are the subject of lawsuits, including class actions and derivative claims, alleging certain market timing activity and impermissible revenue sharing activity.

Oppenheimer is the manager of the Multi-Strategy, Main Street Core, and Emerging Markets Portfolios. Class action and derivative lawsuits have been filed against Oppenheimer and certain of its affiliated companies alleging excessive fees for distribution and other services, improper use of Oppenheimer fund assets in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of Oppenheimer funds, and related claims.

Putnam is the manager of the Equity Income Portfolio. In April 2004, Putnam announced a settlement agreement with the SEC and the Massachusetts Securities Division related to allegations of market timing activity by certain Putnam employees and fund shareholders in certain mutual funds in the Putnam family. These allegations have formed the basis for multiple lawsuits, including class actions, against Putnam and certain of its related entities.

Based on information currently available to it, Pacific Life is not aware of any circumstances that would materially affect the ability of a manager to continue to provide to the Fund the services it has agreed to provide.

Other fund information — Policy regarding frequent trading

The fourth paragraph of the Policy regarding frequent trading section is deleted and the following is added to the end of the section:

The fund’s board of trustees adopted a policy with respect to limitations on transfers. In connection with the use of the fund as an investment vehicle for variable annuity contracts and variable life insurance policies issued by insurance companies, effective October 1, 2005, these limitations on transfers must be enforced by any insurance company that participates in the fund, including, but not limited to, Pacific Life and PL&A, by passing through the limitations and applying them to the insurer’s variable annuity contract owners and variable life insurance policy holders (Investors), as if they were Investors investing directly in the portfolios of the fund. The limitations specified below shall apply to all Investors, whether natural persons, partnerships, corporations, limited liability companies, trusts or any other type entity; but shall not apply directly to the insurance company in its capacity as record shareholder:

1.	An Investor may not make more than 25 (twenty-five) transfers per calendar year.

2.	Once the 25 transfer limit is reached, one “safe harbor” transfer is permitted into the Money Market Portfolio.

3.	An Investor may not make more than two transfers per calendar month involving portfolios which invest primarily in international securities, which currently include the International Value, International Large-Cap, and Emerging Markets Portfolios.

4.	Transfers to or from a portfolio cannot be made before the seventh calendar day following the last transfer to or from the same portfolio. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research Portfolio on Monday, you may not make any transfers to or from that portfolio before the following Monday. Transfers to or from the Money Market Portfolio are excluded from this limitation.

5.	For purposes of 1., 2. and 3. above, multiple transfers among the portfolios of the fund on the same day count as one transfer.

6.	Insurance companies that participate in the fund may exclude certain transactions from the above limitations, including but not limited to: portfolio rebalancing, approved asset allocation service transactions, dollar cost averaging, earnings sweep, loan payments and repayments, and such other transactions as the participating insurance companies determine are appropriate and disclose such exceptions in their product prospectuses and/or offering documents.